UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PIONEER FLOATING RATE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Roger P. Joseph, Esq. Toby R. Serkin, Esq. Morgan, Lewis & Bockius LLP One Federal Street Boston MA 02110 (617) 341-7700	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-3000

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Pioneer Floating Rate Trust, a Delaware statutory trust (the “Fund”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Fund’s solicitation of proxies from its shareholders in connection with the matters to be considered at the Fund’s 2020 Annual Meeting of Shareholders and at any and all adjournments, postponements, continuations, and reschedulings thereof (the “2020 Annual Meeting”). In connection with its 2020 Annual Meeting, the Fund filed a definitive proxy statement and a definitive form of WHITE proxy card with the SEC on August 3, 2020.

Letter to Shareholders First Made Available on August 26, 2020

Attached hereto is a letter dated August 26, 2020 that the Fund is sending to shareholders in connection with the 2020 Annual Meeting. As previously disclosed, Saba Capital Management, L.P. (“Saba”) is seeking to elect three candidates to the Fund’s Board of Trustees (the “Board”) at the 2020 Annual Meeting in opposition to the three highly qualified and very experienced nominees recommended by the Board, all of whom are current members of the Board. Saba has also disclosed it intends to present a shareholder proposal at the 2020 Annual Meeting to terminate the Fund’s investment advisory agreement with Amundi Pioneer Asset Management, Inc. In its letter, the Fund reminds shareholders to vote on the WHITE proxy card “FOR ALL” of the Board’s nominees and “AGAINST” Saba’s proposal to terminate the Fund’s investment advisory agreement with Amundi Pioneer Asset Management, Inc. The Fund’s letter to shareholders is being filed herewith because it may be deemed to be solicitation material in connection with the Fund’s solicitation of proxies to be used at the 2020 Annual Meeting.

Important Additional Information And Where To Find It

The Fund’s trustees, executive officers, and certain persons associated with the Fund’s investment adviser and its parent company are deemed participants in the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the 2020 Annual Meeting of Shareholders. On August 3, 2020, the Fund filed a definitive proxy statement and an accompanying definitive WHITE proxy card with the SEC in connection with the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the Fund’s 2020 Annual Meeting of Shareholders. Information regarding the names of the Fund’s trustees, executive officers, and certain persons associated with the Fund’s investment adviser and its parent company and their respective direct or indirect interests in the Fund by security holdings or otherwise can be found in such such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY THE FUND WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying WHITE proxy card, and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Fund’s website at https://www.amundipioneer.com/us, by writing to the Fund’s Secretary at Pioneer Floating Rate Trust, 60 State Street, Boston, Massachusetts 02109, by contacting the Fund’s investor relations department at 800.859.8508, or by contacting the Fund’s proxy solicitor, Okapi Partners LLC, toll free at 877.566.1922.

Dear Valued Shareholder:

We recently sent you proxy materials with a WHITE proxy card in connection with the upcoming 2020 Annual Meeting of Shareholders of Pioneer Floating Rate Trust (the “Fund”) to be held on September 16, 2020. As you may be aware, an activist investor, Saba Capital Management, L.P. (“Saba”) is planning a proxy contest at our Annual Meeting and has likely also sent you its proxy materials and a gold proxy card.

Your vote is important, no matter how many shares you own. We implore shareholders to only vote on each and every WHITE proxy card we send you in accordance with the unanimous recommendations of your Board — “FOR ALL” of the Board’s highly qualified and very experienced nominees, all of whom, are current members of your Board, — and “AGAINST” Saba’s proposal to terminate the Fund’s investment advisory agreement with Amundi Pioneer Asset Management, Inc., a proposal that we believe is potentially devastating since, if approved, it could leave your Fund without a Manager to run the day to day operations of the Fund:

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 1:	To elect three Class II Trustees: 1) Diane P. Durnin 2) Benjamin M. Friedman 3) Kenneth J. Taubes

		FOR	AGAINST	ABSTAIN
Proposal 2:	If properly presented, to vote upon a shareholder proposal from Saba Capital Master Fund, Ltd. to terminate the Fund’s investment advisory agreement with Amundi Pioneer Asset Management, Inc.

The Fund’s proxy statement, which describes these proposals and your Board’s unanimous voting recommendations in more detail, is available online at www.OkapiVote.com/PHD

Please do not return or otherwise vote any other proxy card or voting instruction form sent to you by Saba—even as a protest vote against Saba as this may cancel your prior vote on the Board’s WHITE proxy card.

In order for your vote to be represented, we must receive your voting instructions. For your convenience, please use any of the following methods to submit your vote:

1.	By Internet

Follow the simple instructions on the enclosed WHITE proxy card.

2.	By Touchtone

Call the toll-free number located on your WHITE proxy card and follow the simple instructions.

3.	By Mail

Simply return your executed WHITE proxy card in the envelope provided.

If possible, please use either of the first two options to ensure your vote is captured in time for the meeting.

If you have any questions, please call Okapi Partners LLC, our proxy solicitor, toll-free at 1-(877) 566-1922. Representatives are available Monday – Friday 9:00 am to 11:00 pm (ET) and Saturday 12:00 pm to 5:00 pm (ET).

IMPORTANT!

PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR

VOTING INSTRUCTION FORM SENT TO YOU BY SABA

OR ANY PERSON OTHER THAN THE FUND

Remember, you can also vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (877) 566-1922

Email: info@okapipartners.com

Important Additional Information And Where To Find It

The Fund’s trustees, executive officers, and certain persons associated with the Fund’s investment adviser and its parent company are deemed participants in the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the 2020 Annual Meeting of Shareholders. On August 3, 2020, the Fund filed a definitive proxy statement and an accompanying definitive WHITE proxy card with the SEC in connection with the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the Fund’s 2020 Annual Meeting of Shareholders. Information regarding the names of the Fund’s trustees, executive officers, and certain persons associated with the Fund’s investment adviser and its parent company and their respective direct or indirect interests in the Fund by security holdings or otherwise can be found in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY THE FUND WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying WHITE proxy card, and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Fund’s website at https://www.amundipioneer.com/us, by writing to the Fund’s Secretary at Pioneer Floating Rate Trust, 60 State Street, Boston, Massachusetts 02109, by contacting the Fund’s investor relations department at 1.800.859.8508, or by contacting the Fund’s proxy solicitor, Okapi Partners LLC, toll free at 877.566.1922.